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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              RailWorks Corporation
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             (Exact name of registrant as specified in its charter)

                 Delaware                                 58-2382378
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 (State of incorporation or organization)     (IRS Employer Identification No.)

        c/o Comstock Holdings Inc.
        One North Lexington Avenue
          White Plains, New York                              10601
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 (Address of principal executive offices)                  (Zip Code)


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
If this Form relates to the registration      If this Form relates to the registration
of a class of securities pursuant to          of a class securities pursuant to Section
12(b) of the Exchange Act and is              12(g) of the Exchange Act and is effective
effective pursuant to General Instruction     pursuant to General Instruction A.(d),
A.(c), please check the following box.        please check the following box. [ ]
[ ]
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Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each Exchange on
         Title of Each Class to                    Which each Class is to
            be so Registered                            be Registered
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None.                                         None.
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)


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Item 1.           Description of Registrant's Securities to be Registered.

         The information required by Item 1 is set forth under the caption "Description of Capital Stock" on pages 68 and 69 of the Preliminary Prospectus included in the Registrant's Registration Statement on Form S-1, as amended (File No. 333-53483), which description is incorporated herein by this reference and qualified in its entirety by reference to the Registrant's Restated Certificate of Incorporation and Bylaws, each of which are attached as Exhibits thereto, which set forth in full the preferences, limitations and relative rights of each class of the Registrant's capital stock.

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Item 2.           Exhibits.
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         1.         A specimen certificate of Common Stock (incorporated by
                    reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-53483).

         2. Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 333-53483).

         3.         Bylaws of the Registrant (incorporated by reference to
                    Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-53483).
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             RAILWORKS CORPORATION.


                                             By:/s/ MICHAEL R. AZARELA
                                                --------------------------------
                                                 Michael R. Azarela
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated:   July 17, 1998